UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

XPO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

(855) 976-6951

Registrant’s telephone number, including area code

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

XPO, Inc. (“XPO” or the “Company”) today announced that it intends to refinance a portion of its existing senior secured term loan facility due February 2025 with approximately $700 million of new senior secured term loans maturing in 2028 (the “Term Loan Refinancing”).

In connection with the Term Loan Refinancing, XPO anticipates refinancing additional amounts outstanding under its existing senior secured term loan facility and paying related fees, expenses, and accrued interest with the proceeds of approximately $830 million of additional senior secured debt and approximately $450 million of additional senior unsecured debt, subject to market and other conditions. The remaining portion of XPO’s existing term loans are expected to be repaid with cash on hand in the second quarter of 2023.

The closing of the Term Loan Refinancing and the terms thereof are subject to obtaining lender commitments, as well as market and other conditions, and there can be no assurance as to whether or when the Term Loan Refinancing may be completed, or as to the actual size or terms thereof. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
99.1	Press Release of XPO, Inc., dated May 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory,” “seek to refinance” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by XPO in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors XPO believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, achievements or ability to raise debt to be materially different from any future results, levels of activity, performance, achievements or ability to raise debt expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in XPO’s filings with the SEC, and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors; XPO’s ability to align its investments in capital assets, including equipment, service centers, and warehouses and other network facilities, to its customers’ demands; XPO’s ability to implement its cost and revenue initiatives; the effectiveness of XPO’s action plan, and other management actions, to improve XPO’s North American LTL business; XPO’s ability to benefit from a sale or other divestiture of one or more business units; XPO’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment, including in connection with a business unit sale or other divestiture; matters related to XPO’s intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China; the expected benefits of the spin-off of RXO, Inc.; the impact of the prior spin-offs of GXO Logistics, Inc. and RXO, Inc. on the size and business diversity of the Company; the ability of the spin-off of a business unit to qualify for tax-free treatment for U.S. federal income tax purposes; XPO’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; XPO’s indebtedness; XPO’s ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; XPO’s ability to maintain positive relationships with its network of third-party transportation providers; XPO’s ability to attract and retain qualified drivers; labor matters; litigation; risks associated with XPO’s self-insured claims; risks associated with defined benefit plans for XPO’s current and former employees; the impact of potential sales of common stock by XPO’s chairman; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; competition and pricing pressures; the risk that the Term Loan Refinancing and opportunistic refinancing of secured and unsecured debt may not be completed in a timely manner or at all, which may adversely affect the price of XPO’s securities; the risk that XPO will be unable to satisfy the conditions to the closing of the Term Loan Refinancing and opportunistic refinancing of secured and unsecured debt in the future; the risk that Term Loan Refinancing and opportunistic refinancing of secured and unsecured debt will not be available on favorable terms or at all; and the risk that XPO will be unable to pay down the balance of its senior secured term loan facility as intended.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO, INC.
Date: May 15, 2023	/s/ Carl D. Anderson II
Carl D. Anderson II
Chief Financial Officer